F I N A N C I A L  S T A T E M E N T S

SBL Variable Annuity Account III

Year Ended December 31, 2025

With Report of Independent Registered Public Accounting Firm

SBL Variable Annuity Account III

Financial Statements

Year Ended December 31, 2025

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Security Benefit Life Insurance Company and

Contract Owners of SBL Variable Annuity Account III

Opinion on the Financial Statements

We have audited the accompanying statements of net assets of each of the subaccounts listed in the Appendix that comprise SBL Variable Annuity Account III (the Separate Account), as of December 31, 2025 and the related statements of operations and change in net assets for each of the periods indicated in the Appendix, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2025, the results of its operations and changes in its net assets for each of the periods indicated in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Ernst & Young LLP

We have served as the Separate Account’s auditor since 1981.

Kansas City, Missouri

April 24, 2026

Appendix

Subaccounts comprising SBL Variable Annuity Account III

Subaccounts	Statements of operations and changes in net assets
Guggenheim VIF Total Return Bond	For each of the two years in the period ended December 31, 2025
Invesco V.I. Government Money Market	For each of the two years in the period ended December 31, 2025
NAA All Cap Value Series	For each of the two years in the period ended December 31, 2025
NAA Large Cap Value Series	For each of the two years in the period ended December 31, 2025
NAA Large Core Series	For each of the two years in the period ended December 31, 2025
NAA World Equity Income Series	For each of the two years in the period ended December 31, 2025

SBL Variable Annuity Account III

Statements of Net Assets

December 31, 2025

Subaccount	Number of Shares	Cost	Assets at Market Value	Total Assets	Uncollected Actuarial Risk Fee Payable	Net Assets	Units Outstanding	Unit Values
Guggenheim VIF Total Return Bond	2,456	$39,184	$36,126	$36,126	$(1)	$36,125	483	$74.91
Invesco V.I. Government Money Market	285,169	285,169	285,169	285,169	(7)	285,162	238,881	1.19
NAA All Cap Value Series	451	13,042	13,435	13,435	—	13,435	95	141.31
NAA Large Cap Value Series	10,534	350,676	402,193	402,193	(10)	402,183	773	520.67
NAA Large Core Series	33,188	1,254,454	1,533,266	1,533,266	(36)	1,533,230	2,363	649.08
NAA World Equity Income Series	2,491	30,975	37,486	37,486	(1)	37,485	240	156.18

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account III

Statements of Operations and Change in Net Assets

Years Ended December 31, 2025 and 2024, Except as Noted

	Guggenheim VIF Total Return Bond	Invesco V.I. Government Money Market	NAA All Cap Value Series
Net assets as of December 31, 2023	$33,336	$247,404	$30,623

Investment income (loss):
Dividend distributions	1,267	12,022	528
Investment Expenses:
Mortality and expense risk and administrative charges	—	—	—

Net investment income (loss)	1,267	12,022	528

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	1,674
Realized capital gain (loss) on investments	(47)	—	3,228
Change in unrealized appreciation (depreciation)	(189)	—	(1,705)

Net gain (loss) on investments	(236)	—	3,197

Net increase (decrease) in net assets from operations	1,031	12,022	3,725

Contract owner transactions:
Variable annuity deposits	—	—	—
Terminations, withdrawals and annuity payments	(41)	—	(17,850)
Transfers between subaccounts, net	—	21,692	10,817
Maintenance charges and mortality adjustments	(342)	(2,532)	(496)

Increase (decrease) in net assets from contract transactions	(383)	19,160	(7,529)

Total increase (decrease) in net assets	648	31,182	(3,804)

Net assets as of December 31, 2024	$33,984	$278,586	$26,819

Investment income (loss):
Dividend distributions	1,459	10,437	189
Investment Expenses:
Mortality and expense risk and administrative charges	—	—	—

Net investment income (loss)	1,459	10,437	189

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	2,781
Realized capital gain (loss) on investments	(35)	—	2,736
Change in unrealized appreciation (depreciation)	1,116	—	(3,674)

Net gain (loss) on investments	1,081	—	1,843

Net increase (decrease) in net assets from operations	2,540	10,437	2,032

Contract owner transactions:
Variable annuity deposits	—	—	—
Terminations, withdrawals and annuity payments	(45)	(1,289)	(15,173)
Transfers between subaccounts, net	—	—	(100)
Maintenance charges and mortality adjustments	(354)	(2,572)	(143)

Increase (decrease) in net assets from contract transactions	(399)	(3,861)	(15,416)

Total increase (decrease) in net assets	2,141	6,576	(13,384)

Net assets as of December 31, 2025	$36,125	$285,162	$13,435

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account III

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2025 and 2024, Except as Noted

	NAA Large Cap Value Series	NAA Large Core Series	NAA World Equity Income Series
Net assets as of December 31, 2023	$398,760	$1,145,475	$44,563

Investment income (loss):
Dividend distributions	7,085	39,843	1,200
Investment Expenses:
Mortality and expense risk and administrative charges	—	—	—

Net investment income (loss)	7,085	39,843	1,200

Increase (decrease) in net assets from operations:
Capital gain distributions	29,178	—	—
Realized capital gain (loss) on investments	10,079	13,892	1,491
Change in unrealized appreciation (depreciation)	5,768	235,625	2,675

Net gain (loss) on investments	45,025	249,517	4,166

Net increase (decrease) in net assets from operations	52,110	289,360	5,366

Contract owner transactions:
Variable annuity deposits	600	784	—
Terminations, withdrawals and annuity payments	(37,346)	(53,746)	(7,781)
Transfers between subaccounts, net	—	(92)	—
Maintenance charges and mortality adjustments	(3,635)	(11,518)	(385)

Increase (decrease) in net assets from contract transactions	(40,381)	(64,572)	(8,166)

Total increase (decrease) in net assets	11,729	224,788	(2,800)

Net assets as of December 31, 2024	$410,489	$1,370,263	$41,763

Investment income (loss):
Dividend distributions	6,401	41,282	726
Investment Expenses:
Mortality and expense risk and administrative charges	—	—	—

Net investment income (loss)	6,401	41,282	726

Increase (decrease) in net assets from operations:
Capital gain distributions	74,382	273,032	6,078
Realized capital gain (loss) on investments	13,710	16,629	2,765
Change in unrealized appreciation (depreciation)	(41,022)	(109,542)	(1,473)

Net gain (loss) on investments	47,070	180,119	7,370

Net increase (decrease) in net assets from operations	53,471	221,401	8,096

Contract owner transactions:
Variable annuity deposits	600	495	—
Terminations, withdrawals and annuity payments	(58,860)	(46,497)	(12,017)
Transfers between subaccounts, net	—	—	—
Maintenance charges and mortality adjustments	(3,517)	(12,432)	(357)

Increase (decrease) in net assets from contract transactions	(61,777)	(58,434)	(12,374)

Total increase (decrease) in net assets	(8,306)	162,967	(4,278)

Net assets as of December 31, 2025	$402,183	$1,533,230	$37,485

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account III

Notes to Financial Statements

December 31, 2025

1. Organization and Significant Accounting Policies

SBL Variable Annuity Account III (the Account) is a deferred variable annuity contract offered by Security Benefit Life Insurance Company (SBL). The Account is an investment company as defined by Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 946. The Account follows the accounting guidance as outlined in ASC 946. Purchase payments for the Account are allocated to one or more of the subaccounts that comprise the Account. The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. As directed by the owners, amounts directed to each subaccount are invested in a designated mutual fund as follows:

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
Guggenheim VIF Total Return Bond	-	Security Investors, LLC	-
Invesco V.I. Government Money Market	Series II	Invesco Advisers, Inc	-
NAA All Cap Value Series	-	Security Investors, LLC	-
NAA Large Cap Value Series	-	Security Investors, LLC	-
NAA Large Core Series	-	Security Investors, LLC	-
NAA Mid Growth Series	-	Security Investors, LLC	-
NAA World Equity Income Series	-	Security Investors, LLC	-
Neuberger Berman AMT Quality Equity Portfolio	Class S	Neuberger Berman Investment Advisers LLC	-

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from SBL’s other assets and liabilities. The portion of the Account’s assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business SBL may conduct.

SBL Variable Annuity Account III

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Eight subaccounts are currently offered by the Account. The following subaccounts had no activity for two consecutive years and are not included in the statements of net assets or the statements of operations and change in net assets:

Subaccount

NAA Mid Growth Series
Neuberger Berman AMT Quality Equity Portfolio

During the current year the following subaccount name change was made effective:

Date	New Name	Old Name
July 28, 2025	Neuberger Berman AMT Quality Equity Portfolio	Neuberger Berman AMT Sustainable Equity

Investment Valuation

Investments in mutual fund shares are carried in the Statements of Net Assets at market value (net asset value of the underlying mutual fund). Investment transactions are accounted for on the trade date. Realized capital gains and losses on sales of investments are determined based on the average cost of investments sold. The difference between cost and current market value of investments owned on the day of measurement is recorded as unrealized appreciation or depreciation of investments.

The cost of investment purchases and proceeds from investments sold for the year ended December 31, 2025 were as follows:

Subaccount	Cost of Purchases	Proceeds from Sales
Guggenheim VIF Total Return Bond	$1,459	$399
Invesco V.I. Government Money Market	10,437	3,861
NAA All Cap Value Series	2,971	15,418
NAA Large Cap Value Series	81,182	62,176
NAA Large Core Series	314,768	58,885
NAA World Equity Income Series	6,804	12,374

Market Risk

Each subaccount invests in shares of a single underlying fund. The investment performance of each subaccount will reflect the investment performance of the underlying fund less separate account expenses. There is no assurance that the investment objective of any underlying fund will be met. A fund calculates a daily net asset value per share (“NAV”) which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contractholders’ investments in the funds and the amounts reported in the Statements of Net Assets. The contractholder assumes all of the investment performance risk for the subaccounts selected.

Annuity Assets

Annuity Assets relate to contracts that have matured and are in the payout stage. Such assets are computed on the basis of published mortality tables using assumed interest rates that will provide assets as prescribed by law. In cases where the payout option selected is life contingent, SBL periodically recalculates the required annuity assets, and any resulting adjustment is either charged or credited to SBL and not to the Account.

SBL Variable Annuity Account III

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

The annuity assets for December 31, 2025 by subaccount are as follows:

Subaccount	Annuity Assets
NAA All Cap Value Series	$1,732
NAA Large Cap Value Series	20,295
NAA World Equity Income Series	7,241

Reinvestment of Dividends

Dividend and capital gain distributions paid by the mutual funds to the Account are reinvested in additional shares of each respective fund. Dividend income and capital gain distributions are recorded as income on the ex-dividend date.

Federal Income Taxes

The operations of the Account are included in the federal income tax return of SBL, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, SBL does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under contracts. Based on this, no charge is being made currently to the Account for federal income taxes. SBL will review periodically the status of this policy in the event of changes in the tax law.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price).

The Account invests in shares of open-end mutual funds, which process contractholders directed purchases, sales and transfers on a daily basis at the funds’ computed NAVs. The fair value of the Account’s assets is based on the NAVs of mutual funds, which are obtained from the custodians and reflect the fair values of the mutual fund investments. The NAV is calculated daily and is based on the fair values of the underlying securities.

Because the fund provides liquidity for the investments through purchases and redemptions at NAV, this may represent the fair value of the investment in the fund. That is, for an open-ended mutual fund, the fair value of an investment in the fund would not be expected to be higher than the amount that a new investor would be required to spend in order to directly invest in the mutual fund. Similarly, the hypothetical seller of the investment would not be expected to accept less in proceeds than it could receive by directly redeeming its investment with the fund.

Segment Disclosures

An operating segment is defined in ASC Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (CODM) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is Brian Beckett, Chief Financial Officer. The subaccount represents a single operating segment, as the CODM monitors the operating results of the subaccount and as a whole, the subaccount’s long-term strategic asset allocation is pre-determined based on a defined investment strategy. The net increase (decrease) in net assets from operations, which is used by the CODM to assess the segment’s performance is consistent with that presented within the subaccount’s financial statements. Segment assets are reflected on the accompanying Statements of Net Assets as “Net Assets” and significant segment expenses are listed on the accompanying Statements of Operations and Change in Net Assets.

SBL Variable Annuity Account III

Notes to Financial Statements (continued)

2. Variable Annuity Contract Charges

Premium Tax Charge: When applicable, an amount for state premium taxes is deducted as provided by pertinent state law either from purchase payments or from the amount applied to effect an annuity at the time annuity payments commence.

Contract owner maintenance charges presented as a decrease in units on the Statements of Operations and Change in Net Assets under the Maintenance charges and mortality adjustments line item may include the following:

•

Mortality and Expense Risk Charge: Mortality and expense risks assumed by SBL are compensated for by a fee equivalent to an annual rate ranging from 0.85% to 1.20% of the net asset value of each contract, of which 0.70% is for assuming mortality risks and the remainder is for assuming expense risks. The mortality and expense risk charge is based on the daily value of the individual contract and is equivalent to 1.20% if the net asset value is less than $20,000, 1.00% if the net asset value is at least $20,000 but less than $50,000, and 0.85% if the net asset value is over $50,000. During the accumulation period, the mortality and expense risk fee is assessed daily and accrued as a liability to the contract. The liability is presented on the Statements of Net Assets as Uncollected Actuarial Risk Fee Payable. The accrued actuarial risk fee is deducted from each contract upon (a) annuitization of variable account funds, (b) each total withdrawal of a variable account, and (c) each calendar year end.

•

Administrative Charge: SBL deducts an administrative fee of $30 per year for each contract, except for certain contracts based on a minimum account value and the period of time the contract has been in force.

SBL Variable Annuity Account III

Notes to Financial Statements (continued)

3. Summary of Unit Transactions

The changes in units outstanding for the periods December 31, 2025 and 2024 were as follows:

	2025			2024
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Guggenheim VIF Total Return Bond	—	(5)	(5)	—	(5)	(5)
Invesco V.I. Government Money Market	—	(3,263)	(3,263)	19,196	(2,202)	16,994
NAA All Cap Value Series	—	(119)	(119)	89	(144)	(55)
NAA Large Cap Value Series	1	(128)	(127)	1	(93)	(92)
NAA Large Core Series	1	(97)	(96)	2	(130)	(128)
NAA World Equity Income Series	—	(88)	(88)	—	(66)	(66)

SBL Variable Annuity Account III

Notes to Financial Statements (continued)

4. Financial Highlights

A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios and total return ratios for each of the five years in the period ended December 31, 2025 were as follows:

Subaccount	Units	Unit Values ($) (4)	Net Assets ($)	Investment Income Ratios (1)	Expense Ratios (%) (2)	Total Returns (%) (3)(4)
Guggenheim VIF Total Return Bond
2025	483	74.91	36,125	0.04	0.00	7.47
2024	488	69.70	33,984	0.04	0.00	3.11
2023	493	67.60	33,336	0.04	0.00	6.95
2022	499	63.21	31,508	0.03	0.00	(16.14)
2021	881	75.38	66,375	0.02	0.00	(0.44)
Invesco V.I. Government Money Market
2025	238,881	1.19	285,162	0.04	0.00	3.48
2024	242,144	1.15	278,586	0.05	0.00	4.55
2023	225,150	1.10	247,404	0.05	0.00	4.76
2022	227,156	1.05	238,633	0.01	0.00	1.94
2021	278,648	1.03	287,020	0.00	0.00	—
NAA All Cap Value Series
2025	95	141.31	13,435	0.01	0.00	12.87
2024	214	125.20	26,819	0.02	0.00	10.25
2023	269	113.56	30,623	0.02	0.00	8.52
2022	273	104.64	28,594	0.01	0.00	(1.17)
2021	277	105.88	29,340	0.02	0.00	26.95
NAA Large Cap Value Series
2025	773	520.67	402,183	0.02	0.00	14.16
2024	900	456.10	410,489	0.02	0.00	13.46
2023	992	402.00	398,760	0.02	0.00	9.27
2022	1,304	367.90	479,810	0.01	0.00	(1.32)
2021	1,832	372.82	683,035	0.02	0.00	27.03

SBL Variable Annuity Account III

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values ($) (4)	Net Assets ($)	Investment Income Ratios (1)	Expense Ratios (%) (2)	Total Returns (%) (3)(4)
NAA Large Core Series
2025	2,363	649.08	1,533,230	0.03	0.00	16.43
2024	2,459	557.49	1,370,263	0.03	0.00	25.88
2023	2,587	442.88	1,145,475	0.02	0.00	26.90
2022	3,210	349.00	1,119,865	0.01	0.00	(20.67)
2021	3,691	439.92	1,623,477	0.01	0.00	28.48
NAA World Equity Income Series
2025	240	156.18	37,485	0.02	0.00	22.75
2024	328	127.23	41,763	0.03	0.00	12.59
2023	394	113.00	44,563	0.03	0.00	12.28
2022	501	100.64	50,378	0.02	0.00	(9.12)
2021	784	110.74	86,828	0.02	0.00	21.75

(1)

These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. Average net assets is a simple average of net assets and will not reflect offsetting changes in net assets occurring within a year. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(2)

These ratios represent the annualized contract expenses of the Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to the unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded. The disclosed range represents the lowest expense ratio to highest expense ratio, respectively. Certain contractholders may have expenses outside the range depending on the timing of deposits, withdrawals, and/or fund transfers.

(3)

These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. The total return is calculated for the period indicated or from the inception date through the end of the reporting period.

(4)	Unit value information is calculated on a daily basis regardless of whether or not the subaccount has contractholders.

5. Subsequent Events

The Account has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.